               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20509

                            FORM 8-K

                         CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                         April 29, 1999
                         Date of Report
               (Date of Earliest Event Reported)

                   FIRST TARGET ACQUISITION, INC.
     (Exact Name of Registrant as Specified in its Charter)

        Nevada                       0-23905                87-0447497
(State or other juris-          (Commission File No.)       (IRS Employer
diction of incorporation)                                    I.D. No.)

                   210 West Fourth Street, Suite 101
                  East Stroudsburg, Pennsylvania 18301
               (Address of Principal Executive Offices)

                            570-420-0318
                   Registrant's Telephone Number


                        3255 South 8820 West
                         Magna, Utah 84044
                         -----------------
        (Former Name and Address of Principal Executive Offices)


Item 1.   Changes in Control of Registrant.

          (a) On April 29, 1999, the Registrant and thatlook.com, Inc., a New Jersey corporation ("thatlook.com"), executed an Agreement and Plan of Reorganization (the "Plan"), whereby the Registrant acquired 100% of the outstanding securities of thatlook.com as set forth on Exhibit A to the Plan.

          The source of the consideration used by the thatlook.com Stockholders to acquire their respective interests in the Registrant was the exchange of all of the issued and outstanding securities of thatlook.com in accordance with the Plan.

          The basis of the "control" by the thatlook.com Stockholders is stock ownership.

          The Plan provided:

          1. For the acquisition of 100% of the outstanding securities of thatlook.com;

         2. The issuance of 9,990,000 "restricted securities" of the Registrant's common stock for the outstanding securities of thatlook.com;

         3. The Resignation of the directors and executive officers of the Registrant;

         4. The election of the directors and executive officers of thatlook.com and two persons designated by the pre-Plan Board of Directors of the Registrant as directors and executive officers of the Registrant;

         5. For the calling of a meeting of the Registrant's stockholders for the purpose of amending the Registrant's Articles of Incorporation to change its name to "thatlook.com, Inc.";

         6. The issuance of 100,000 shares of common stock of the Registrant to certain persons for services rendered for or on behalf of the Registrant and/or in connection with the negotiation, review and completion of the Plan pursuant to a written compensation agreement and registered under an S-8 Registration Statement. See Item 7, S-8 Registration Statement; and

        7. The issuance of 641,667 "unregistered" and "restricted" shares of the Registrant's common stock to certain persons for additional services rendered for or on behalf of the Registrant and/or in connection with the negotiation, review and completion of the Plan.

        As a condition precedent to the closing of the Plan, the Registrant was required to accept subscriptions of two creditors of thatlook.com to convert outstanding debt of thatlook.com in the total principal amount of $1,538,000 into "unregistered" and "restricted" shares of the Registrant's common stock. The Registrant accepted both of these subscriptions on April 29, 1999.

         The number of shares to be issued to the first subscribing creditor shall be 3,000,000 (representing two times the total outstanding principal amount of $1,500,000 owed to that creditor) divided by the average closing bid price of the Registrant's common stock on the OTC Bulletin Board of the National Association of Securities Dealers, Inc. over the 10 trading days following the closing of the Plan.

          The second subscribing creditor shall be issued a number of shares equal to 49,400 (representing 1.3 times the total outstanding principal amount of $38,000 owed to that creditor) divided by the average closing bid price of the Registrant's common stock on the OTC Bulletin Board over the 10 trading days following the closing of the Plan.

         Prior to the completion of the Plan, there were 368,333 outstanding shares. Following the issuance of the shares outlined above (but excluding the shares to be issued to subscribing creditors, as the number of such shares has not yet been determined) there will be approximately 11,100,000 outstanding securities of the Registrant.

         A copy of the Plan, including all material exhibits and related instruments, accompanies this Report, which, by this reference, is incorporated herein; the foregoing summary is modified in its entirety by such reference. See Item 7.

         (b) The former principal stockholders of the Registrant and their percentages of ownership of the outstanding voting securities of the Registrant prior to the completion of the Plan were: David C. Merrell, doing business as Chiricahua Co., 82,079 shares(22%); and Network Associates, 133,334 shares (36%).

          The following table contains information regarding share holdings of the Registrant's directors and executive officers and those persons or entities who beneficially own for than 5% of the Registrant's common stock, taking into account the issuance of all shares under the Plan and the issuance of 741,667 shares to certain consultants as described in Item 1(a) above:

                                      Amount and Nature          Percent
                                        of Beneficial              of
     Name              Title              Ownership               Class
     ----              -----              ---------               -----

Gerard A. Powell       President         4,115,545                37.1%
                       Director

Richard H. Gwinn       Director            901,543                 8.1%

Saul S. Epstein        Director            495,849                 4.5%

Vincent J. Trapasso    Vice President    1,555,162                14.0% (1)

Charlie Lynn Trapasso  Secretary/        1,555,162                14.0% (1)
                       Treasurer

Harold Jenson          Director              -0-                    -0-

Terry Hardman          Director              -0-                    -0-

All directors and
officers as a
group (7 persons)                        8,623,261                77.7%


     (1) Mr. and Ms. Trapasso are husband and wife and the shares owned by each spouse may be deemed to be beneficially owned by the other.


Item 2.   Acquisition or Disposition of Assets.

          (a)  See Item 1.

          The consideration exchanged under the Plan was negotiated at "arms length" and the Board of Directors of the Registrant used criteria used in similar proposals involving the Registrant in the past, including the relative value of the assets of the Registrant; its present and past business operations; the future potential of thatlook.com; its management; and the potential benefit to the stockholders of the Registrant. The Board of Directors determined that the consideration for the exchange was reasonable, under these circumstances.

          No director, executive officer or controlling person of the Registrant had any direct or indirect interest in thatlook.com prior to the completion of the Plan.

          (b) The Registrant intends to continue the business operations conducted and intended to be conducted by thatlook.com, and which are described below under the caption "Business."

          Also see Exhibit E to the Plan.  See Item 7.

                               Management

          Gerard A. Powell, President and Director. Mr. Powell, age 35, has been the President of thatlook.com since its inception in December, 1994.
From 1993 to 1996, Mr. Powell was a member of the Board of Directors of Chapel Creek Mortgage of Pennsylvania. Since 1992, he has been Chief Executive Officer of thegerardgroup.com, a privately-held management company.

          Richard H. Gwinn, Director. Mr. Gwinn is 60 years of age. He is a 1960 graduate of Yale University, and attended the Wharton Graduate Division of the University of Pennsylvania from 1963 to 1964. Mr. Gwinn served in the
U. S. Navy from 1956 through 1971. Since 1989, he has been employed by the Abbotts Organization of Radnor, Pennsylvania.

          Saul S. Epstein, Director. Mr. Epstein, age 51, is a 1969 graduate of Lehigh University. He received his law degree from the University of Pennsylvania in 1973, and a Master of Laws degree in taxation from New York University in 1976. During 1994, he was the Senior Vice President and Director of Corporate Development for Opinion Research Corporation of Princeton, New Jersey. During 1995 and 1996, Mr. Epstein was President of Robinson Alarm Company, a closely held business in Philadelphia, Pennsylvania. Since 1996, Mr. Epstein has been Chairman of Cyberplace, Inc., a real estate development company based in suburban Philadelphia.

          Vincent J. Trapasso, Vice President. Mr. Trapasso is 45 years old. From 1992 to 1994, he was the General Manager of Byram Holdings of Palm Beach County, Florida, where he developed the concept and design for a 36,000 square foot upscale restaurant and entertainment complex. He has been employed by thatlook.com since its organization in 1994.

          Charlie Lynn Trapasso, Secretary/Treasurer. Ms. Trapasso, age 39, is a former teen model and owner of a successful modeling agency. She has been a featured guest speaker on various beauty-related topics. Ms. Trapasso has been employed by thatlook.com since 1994, where she acts as company spokesperson and plastic surgery consultant.

          Terry Hardman, Director. Ms. Hardman is 46 years of age. She is a 1976 graduate of the University of Utah College of Nursing. For the past 6 years, she has been the Director of IHC Neonatal LifeFlight. Ms. Hardman is a former director and executive officer of the Internet Advisory Corporation, a Utah corporation (formerly known as "Olympus M.T.M. Corporation"), and Cadapult Graphic Systems, Inc., a Utah corporation (formerly known as "Seafoods Plus, Ltd.").

          Harold Jenson, Director. Mr. Jenson is 29 years old. Since graduating from college in Montana, he has been employed as a telephone book sales associate in Alaska and, for the past two years has been engaged in the construction business in Utah.

                                Business

          Thatlook.com is engaged in the business of providing financing to elective surgery patients. Thatlook.com's message is "You can now have the elective procedure you have always wanted for no money down and with payments as low as $38 a week." Thatlook.com maintains a web site ("thatlook.com") which customers can use to locate a cosmetic surgeon in their area and finance their procedure in real time.

          Non-internet consumer financing transactions are performed at thatlook.com's headquarters in East Stroudsburg, Pennsylvania. Thatlook.com currently employs approximately 106 people and has financial arrangements with LifeBank and Micro Financial, which allow thatlook.com to generate consumer loans and sell them.

          Thatlook.com derives approximately 70% of its net revenue from marketing and management fees that are paid by member physicians. Thatlook.com enters into management agreements with cosmetic surgeons, under which thatlook.com provides advertising, marketing, scheduling and other business office services, subject to the member physician's approval, for a yearly or monthly fee.

          The operations of the Registrant and its wholly-owned subsidiary, thatlook.com, are subject to numerous risks. These include, for example, intense competition; dependence on the strength of the economy; dependence on certain key personnel; potential regulatory risks; and Year 2000 and issues. Thatlook.com's website contains disclosure of the various risks that it faces.

Item 3.   Bankruptcy or Receivership.

          None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          None; not applicable.

Item 5.   Other Events.

          None; not applicable.

Item 6.   Resignations of Registrant's Directors.

          Charles Johnson, who was the pre-Plan director and executive officer of the Registrant resigned and designated the directors and executive officers of thatlook.com and Ms. Hardman and Mr. Jenson to serve in the capacities indicated in Item 2(b) above. Each of these persons will serve until the next respective annual meetings of the Company's stockholders and Board of Directors and until their respective successors are elected and qualified or until their prior resignations or terminations.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

      (a) Financial Statements of Business Acquired.

          Audited financial statements of thatlook.com are currently being prepared, and will be filed with the Securities and Exchange Commission as an amendment to this Report on or about July 13, 1999, which is 75 days after the completion of the Plan on April 29, 1999. Unaudited financial statements of thatlook.com for the calendar year ended December 31, 1998, are attached as Exhibit E to the Plan and incorporated herein by reference. These financial statements are subject to material adjustment and are not intended to be relied upon for any purpose.

      (b) Pro Forma Financial Information.

          Pro Forma financial statements, taking into account the completion of the Plan, are being prepared and will be filed on or before July 13, 1999, which is 75 days after the completion of the Plan on April 29, 1999. Unaudited financial statements of thatlook.com for the calendar year ended December 31, 1998, are attached as Exhibit E to the Plan and incorporated herein by reference. These financial statements are subject to material adjustment and are not intended to be relied upon for any purpose.

          Exhibits

          2         Agreement and Plan of Reorganization

                         Exhibit A-   Stockholders of thatlook.com

                         Exhibit B-   Subscription documents executed by
                                      certain creditors of thatlook.com

                         Exhibit C-   Audited Financial Statements of the
                                      Registrant for the fiscal years ended
                                      June 30, 1998, and 1997, and Unaudited
                                      Financial Statements of the Registrant
                                      for the period ended December 31, 1998

                         Exhibit D-   Exceptions to the Registrant's financial
                                      statements

                         Exhibit E-   Unaudited Financial Statements of
                                      thatlook.com for the calendar
                                      year ended December 31, 1998

                         Exhibit F-   Exceptions to thatlook.com's financial
                                      statements

                         Exhibit G-   Investment Letter

                         Exhibit H-   Certificate of Officer and Controlling
                                      Stockholder of the Registrant

                         Exhibit I-   Certificate of Officer of thatlook.com

         13         Form 10-KSB Annual Report for the fiscal year ended
                    June 30, 1998*


         * Incorporated herein by reference.

Item 8.   Change in Fiscal Year.

          None; not applicable.

                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FIRST TARGET ACQUISITION, INC.

Date: 5/12/99              By: /s/ Gerard A. Powell
     ---------                --------------------------------------
                              Gerard A. Powell
                              President and Director

Date: 5/12/99              By: /s/ Charlie Lynn Trapasso
     ---------                --------------------------------------
                              Charlie Lynn Trapasso
                              Secretary/Treasurer

Date: 5/10/99              By: /s/ Richard H. Gwinn
     ---------                --------------------------------------
                              Richard H. Gwinn
                              Director

Date: 5/12/99              By: /s/ Saul S. Epstein
     ---------                --------------------------------------
                              Saul S. Epstein
                              Director